                           LIST AT DECEMBER 31, 2003
                          OF AFFILIATED COMPANIES IN
                    CONFORMITY WITH SECTIONS 379 AND 414,
                     BOOK 2 OF THE NETHERLANDS CIVIL CODE

                     BELONGING TO AKZO NOBEL N.V., ARNHEM

                    As filed with the Arnhem Trade Registry



--------------------------------------------------------------------------------
Identified as being a statement to which our report dated February 2, 2004 refers.



KPMG Accountants N.V.

2


CONTENTS

                                                                            Page


1  Notes to the list                                                           3

2  List of consolidated legal entities and corporations                        4

3  List of nonconsolidated legal entities and corporations  presented in      19
   conformity with Section 379, Book 2, of the Netherlands Civil Code

Notes to the list of legal entities and corporations presented in conformity with Sections 379 and 414, Book 2, Netherlands Civil Code.

1 With respect to the Dutch legal entities marked *, Akzo Nobel N.V. has declared in writing that it accepts joint and several liability for contractual debts of the relevant companies, in conformity with Section 403, Book 2, of the Netherlands Civil Code.

2 With respect to Irish legal entities marked ** Akzo Nobel N.V. has issued guarantees in relation to the exemption of the relevant companies under section 5(c) of the Companies (Amendment) Act 1986 Ireland.

3 The ownership percentage represents the interest Akzo Nobel N.V. or one or more of its majority subsidiaries singly or jointly have in the issued share capital of the participation.

4


              LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
              ----------------------------------------------------
Argentina
Akzo Nobel Coatings S.A. (Argentina)                        Buenos Aires                              100.00
Akzo Nobel Quimica SA (Argentina)                           Buenos Aires                              100.00
International Pine Products SA                              Acassuso                                  100.00
Intervet Argentina S.A.                                     Buenos Aires                              100.00
Organon Argentina S.A.Q.I.& C.                              Buenos Aires                              100.00

Australia
Akzo Nobel (Holdings) Pty Ltd                               Camellia                                  100.00
Akzo Nobel Car Refinishes Australia Pty Ltd                 Sydney                                    100.00
Akzo Nobel Chemicals Pty Ltd                                Camellia                                  100.00
Akzo Nobel Coatings (Holdings) Pty Ltd                      Camellia                                  100.00
Akzo Nobel Industries Ltd                                   Camellia                                  100.00
Akzo Nobel Pty Ltd                                          Camellia                                  100.00
Eka Chemicals (Australia) Pty Ltd                           Melbourne                                 100.00
Intervet Australia Pty Ltd                                  Canberra                                  100.00
Intervet Rural Co Pty Ltd                                   Melbourne                                 100.00
Onslow Salt Pty Ltd                                         Perth                                      86.68
Organon (Australia) Pty Ltd                                 Canberra                                  100.00
Pinchin Johnson (Australia) Pty Ltd                         Camellia                                  100.00
Salt Asia Holdings Pty Ltd                                  Perth                                      94.22

Austria
Akzo Nobel Coatings GmbH (Austria)                          Salzburg                                  100.00
Akzo Nobel Decorative Coatings GmbH                         Salzburg                                  100.00
Austro-Lesonal GmbH                                         Salzburg                                  100.00
Eka Chemicals Austria GmbH                                  Purkersdorf                               100.00
Intervet GesmbH                                             Vienna                                    100.00
Levis GmbH                                                  Salzburg                                  100.00
Organon GesmbH                                              Vienna                                    100.00

Bangladesh
Organon (Bangladesh) Ltd                                    Dhaka                                      83.09

Barbados
Akzo Nobel Fsc Ltd                                          Christ Church                             100.00

Belgium
Akzo Invest N.V.                                            Brussels                                  100.00
Akzo Nobel Car Refinishes NV                                Vilvoorde                                 100.00
Akzo Nobel Chemicals NV/SA                                  Mons                                      100.00
Akzo Nobel Coatings Nv/Sa                                   Vilvoorde                                 100.00
Akzo Nobel Decorative Coatings NV/SA                        Vilvoorde                                 100.00
Akzobel N.V.                                                Brussels                                  100.00
Akzobelco NV                                                Brussels                                  100.00
Auto Body Services CV (ABS)                                 Brussels                                   81.57
De Keyn Paint Nv/Sa                                         Vilvoorde                                 100.00
International Paint (Belgium) NV                            Brussels                                  100.00
Intervet Belgium N.V.                                       Brussels                                  100.00
Organon Belgie NV                                        Brussels                                  100.00
Techni-Coat International N.V.                              Kalmthout                                 100.00

Brazil
Akzo Nobel Ltda                                             Sao Paulo                                 100.00
Akzo Nobel Participacoes Ltda                               Sao Paulo                                 100.00


                                                                               5

              LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
              ----------------------------------------------------

Eka Bahia S.A.                                              Eunapolis                                  94.47
Eka Chemicals Do Brazil S.A.                                Jundiai                                    94.56
Eka Quimica Ltda                                            Rio de Janeiro                             51.00
Organon do Brasil Industria e Comercio Ltda                 Sao Paulo                                 100.00
Proquimio-Produtos Quimicos Opoterapicos Ltda               Sao Paulo                                 100.00
Protequim Produtos Techno - Quimicos Ltda                   Sao Paulo                                 100.00

Bulgaria
Intervet Bulgaria EOOD                                      Sofia                                     100.00

Canada
Akzo Nobel Chemicals Ltd (Canada)                           Toronto                                   100.00
Akzo Nobel Coatings Ltd (Canada)                            Ontario                                   100.00
Eka Chemicals Canada Inc                                    Magog                                     100.00
Intervet Canada Ltd.                                        Ontario                                   100.00
Mac-Mar Industries Inc.                                     Burnaby                                   100.00
Organon Canada Ltd.                                         Ontario                                   100.00
Organon Sanofi-Synthelabo Canada                            Toronto                                    50.00

Chile
Alby Kemi Chile Ltda                                        Talca                                     100.00
Eka Chemicals Chile S.A.                                    Santiago                                   99.99
Eka Chile SA                                                Santiago                                   50.00
Intervet Veterinaria Chile Ltda                             Santiago                                  100.00
Inversiones Electroquimica Limitada                         Santiago                                   99.83
Organon Chile Limitada                                      Santiago de Chile                         100.00

China
Akzo Nobel (Shanghai) Co. Ltd.                              Shanghai                                  100.00
Akzo Nobel Car Refinishes (GZFTZ) Ltd                       Guangzhou                                 100.00
Akzo Nobel Car Refinishes (Suzhou) Co. Ltd                  Suzhou                                    100.00
Akzo Nobel Car Refinishes Hong Kong Ltd                     Hong Kong                                 100.00
Akzo Nobel Chang Cheng Coatings (Beijing) Co., Ltd          Beijing                                    50.00
Akzo Nobel Chang Cheng Coatings (Guangdong) Co Ltd          Shenzhen                                   50.00
Akzo Nobel Chang Cheng Coatings (Ningbo) Co.Ltd.            Ningbo                                     80.00
Akzo Nobel Chang Cheng Coatings (Suzhou) Co Ltd             Suzhou                                     50.00
Akzo Nobel Chang Cheng Ltd (Powder)                         Hong Kong                                  50.00
Akzo Nobel Chemicals MCA (Taixing) Co. Ltd.                 Taixing                                   100.00
Akzo Nobel Coatings (Dongguan) Co. Ltd.                     Dongguan City                             100.00
Akzo Nobel Cross-Linking Peroxides (Ningbo) Co. Ltd         Ningbo                                     95.50
Akzo Nobel Decorative Coatings (China) Ltd                  Guangzhou                                 100.00
Akzo Nobel Decorative Coatings (Hong Kong) Ltd              Hong Kong                                  99.99
Akzo Nobel Decorative Coatings (Shanghai) Ltd               Shanghai                                   98.00
Akzo Nobel Fesco Ltd                                        Hong Kong                                  51.00
Akzo Nobel Polymer Chemicals (Shanghai) Limited             Shanghai                                  100.00
Akzo Nobel Protective Coatings (Suzhou) Co Ltd              Suzhou                                    100.00
Akzo Nobel Resins (Suzhou) Co. Ltd.                         Suzhou                                    100.00
Casco Adhesives (Beijing) Ltd Co                            Beijing                                   100.00
Casco Adhesives Hong Kong Ltd                               Hong Kong                                 100.00
Eka Chemicals (Suzhou) Ltd                                  Suzhou                                    100.00
Fengkai Eka Chemicals Co. Ltd                               Guangdong                                  70.00
International Coatings Ltd                                  Hong Kong                                 100.00
International Paint of Shanghai Co Ltd                      Shanghai                                   51.00
Intervet (Hong Kong) Ltd                                    Hong Kong                                 100.00
Keum Jung Akzo Nobel Peroxides Ltd.                         Seoul                                      80.00



6

              LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
              ----------------------------------------------------

Nanjing Organon Pharmaceutical Company Ltd                  Nanjing                                    83.00
Organon (Hong Kong) Ltd                                     Hong Kong                                 100.00
Tianjin Akzo Nobel Peroxides Co. Ltd                        Tianjin                                    87.50
Yixing Akzo Nobel Chemicals Company Ltd                     Yixing City                                67.50

Colombia
Eka Chemicals de Colombia S.A.                              Cali - Dpto Valle                          99.97
Interquim S.A.                                              Medellin                                  100.00
Intervet Colombia Ltda                                      Bogota                                    100.00
Organon de Colombia Ltda                                    Bogota D.C.                               100.00

Cyprus
Intervet Middle East Ltd                                    Nicosia                                    99.00
Organon Middle East Ltd. Cyprus                             Nicosia                                   100.00

Czech Republic
Intervet S.R.O. (Czech Rep)                                 Prague                                    100.00
LNR Estaste S.R.O.                                          Prague                                    100.00
Organon Czech S.R.O.                                        Prague                                    100.00
Schonox S.R.O.                                              Karlovy-Vary                              100.00

Denmark
Akzo Nobel A/S (Denmark)                                    Copenhagen                                100.00
Akzo Nobel Car Refinishes A/S                               Hoje Tastrup                              100.00
Akzo Nobel Chemicals ApS (Denmark)                          Ballerup                                  100.00
Akzo Nobel Deco A/S                                         Copenhagen                                100.00
Akzo Nobel Industrial Coatings A/S                          Copenhagen                                100.00
Akzo Nobel Salt A/S                                         Mariager                                  100.00
Biometer International A/S                                  Odense                                    100.00
Casco A/S (Denmark)                                         Fredensborg-Humlebak                      100.00
Focus A/S                                                   Copenhagen                                100.00
IMI Pharma AS                                               Ballerup                                  100.00
International Farvefabrik A/S                               Herlev                                    100.00
Intervet Denmark A/S                                        Ballerup                                  100.00
Mariager Energi A/S                                         Mariager                                  100.00
Organon A/S  (Denmark)                                      Ballerup                                  100.00
Sadolin Farveland Marketing A.S.                            Copenhagen                                 80.00

Dominican Republic
Intervet Dominicana S.A.                                    Santo Domingo                              99.90
Organon Dominicana SA                                       Santo Domingo                              50.00

Ecuador
Interquimec S.A.                                            Quito                                     100.00
Intervet Ecuador S.A.                                       Guayaquil                                 100.00
Organon Ecuatoriana C.A.                                    Guayaquil                                 100.00

Egypt
Intervet Egypt for Animal Health SAE                        Cairo                                     100.00
Organon Egypt Ltd                                           Cairo                                     100.00

Estonia
ES Sadolin AS                                               Tallinn                                    90.00
LLC Casco Liimid (Estonia)                                  Tallinn                                   100.00



                                                                               7

              LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
              ----------------------------------------------------

Finland
Akzo Nobel Coatings Oy                                      Vantaa                                    100.00
Eka Chemicals Oy (Finland)                                  Helsinki                                  100.00
Intervet Oy                                                 Vantaa                                    100.00
Oy International Paint (Finland) AB                         Helsinki                                  100.00
Oy Organon AB                                               Helsinki                                  100.00

France
Acoat Bodyshop Service SAS                                  Senlis                                     65.93
Akzo Nobel Aerospace Coatings SA                            Montataire                                 99.99
Akzo Nobel Chemicals S.A.S.                                 Venette                                   100.00
Akzo Nobel Coatings S.A.                                    Saint-Denis                                99.90
Akzo Nobel Industrial Coatings SA                           Lyon                                       99.92
Akzo Nobel Nippon Paint SA                                  Harfleur                                   75.00
Akzo Nobel Powder Coatings SNC                              Evry                                      100.00
Akzo Nobel S.A.                                             Anthony                                   100.00
Akzo Nobel Surface Chemistry SA                             Compiegne                                  99.97
Casco France S.A.S                                          Antony                                    100.00
Casco Industrie SNC                                         Antony Cedex                              100.00
Cegecol SNC                                                 Antony Cedex                              100.00
Color Auto Expert S.A                                       Montataire                                 99.66
Couleurs Peintures Revetements Decoration S.A.              Bordeaux                                   99.52
Decorative Ouest SAS                                        Angers                                     99.90
Diosynth France S.A.                                        Eragny-Sur-Epte                            99.88
Distrireti S.A.                                             Riom                                       99.96
Eka Chimie S.A.                                             Ambes                                      99.98
International Paint France S.A.                             Sotteville les Rouen                       97.00
International Peinture S.A.                                 Le Havre                                  100.00
International Peinture SA                                   Le Havre                                  100.00
Intervet International SA                                   Beaucouze                                  99.99
Intervet Pharma R & D S.A.                                  Angers                                     99.92
Intervet Productions SA                                     Nanterre                                   99.99
Intervet S.A.                                               Angers                                     99.99
Jouanne SA                                                  Caen                                       99.90
Nord Couleurs Decoration S.A.                               Haubourdin                                 99.53
Organon S.A.                                                Puteaux                                    99.99
Peintures Couleurs Decoration SA                            Sartrouville                               99.60
Rhone Sud Est Decoration S.A.                               Lyon                                       99.90
SIP SA                                                      Le Havre                                   99.90
SUD Est Decor S.A.S.                                        Aubagne                                    99.88
Toitot SAS                                                  Besancon                                   99.20

Germany
Akzo Nobel Aerospace Coatings GmbH                          Norderstedt                               100.00
Akzo Nobel Base Chemicals GmbH                              Ibbenburen                                100.00
Akzo Nobel Chemicals GmbH                                   Dueren                                    100.00
Akzo Nobel Chemicals Holding GmbH                           Duren                                     100.00
Akzo Nobel Coatings GmbH                                    Stuttgart                                 100.00
Akzo Nobel Deco GmbH                                        Koln                                      100.00
Akzo Nobel Farben Beteiligungs-GmbH                         Stuttgart                                 100.00
Akzo Nobel Faser Pensionsverwaltungs-GmbH                   Wuppertal                                 100.00
Akzo Nobel GmbH                                             Duren                                     100.00
Akzo Nobel Nippon Paint GmbH                                Nurnberg                                   75.00
Akzo Nobel Oleochemicals GmbH                               Emmerich                                  100.00
Akzo Nobel Phosphorus Chemicals GmbH & Co. KG               Bitterfeld                                100.00


8

              LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
              ----------------------------------------------------

Akzo Nobel Phosphorus Chemicals Verwaltungs-GmbH            Bitterfeld                                100.00
Akzo Nobel Salz GmbH                                        Stade                                     100.00
Carbosulf Chemische Werke GmbH                              Koln                                       66.67
CarInfo Service GmbH                                        Stuttgart                                 100.00
Casco Products GmbH                                         Essen                                     100.00
Degewop Arzneimittel GmbH                                   Oberschleissheim                          100.00
Hydrochemie GmbH                                            Schwabenheim                              100.00
International Farbenwerke GmbH                              Bornsen                                   100.00
Intervet Deutschland GmbH                                   Unterschleissheim                         100.00
Intervet Innovation GmbH                                    Schwabenheim                              100.00
Intervet International GmbH                                 Unterschleissheim                         100.00
Mochem GmbH                                                 Marburg                                   100.00
Nobilas GmbH                                                Stuttgart                                 100.00
Organon Development GmbH                                    Waltrop                                   100.00
Organon GmbH                                                Oberschleissheim                          100.00
Rheomix Chemische Produkte GmbH                             Greiz                                     100.00
Schonox GmbH                                                Rosendahl                                 100.00
Thioplast Chemicals GmbH & Co. KG                           Greiz                                     100.00
Verbundgruppe Farbe & Heimtex GmbH                          Stuttgart                                 100.00

Greece
Akzo Nobel Coatings A.E. (Greece)                           Athens                                    100.00
Akzo Nobel Powder Coatings A.E.                             Athens                                    100.00
International Paint (Hellas) S.A.                           Piraeus                                   100.00
Intervet Hellas A.E.                                        Athens                                    100.00
Organon Hellas Commercial societe Anonyme                   Athens                                    100.00
Vivechrom S.A.                                              Mandra, Attiki                             76.00

Guernsey
Oakwood Ltd                                                 St. Peter Port                             76.92
Windsor Ltd                                                 St. Peter Port                             99.94

Hungary
Akzo Nobel Coatings Rt. (Hungary)                           Tiszaujvaros                              100.00
Akzo Nobel CR Car Refinishes Trading Company Ltd            Budapest                                  100.00
Akzo Nobel Representation and Services Kft (Ltd)            Budapest                                  100.00
Budafestek Kft                                              Budapest                                  100.00
Intervet Hungaria Kft                                       Budapest                                  100.00
Organon Hungary Kereskedelmi Kft/Org. Hungary Trading Ltd   Budapest                                  100.00
Pigment Lim. Partnership                                    Kecskemet                                  75.00
Profikolor Uzletlanc Ltd                                    Budapest                                  100.00

India
Akzo Nobel Car Refinishes India Pvt Ltd                     Bangalore                                 100.00
Akzo Nobel Chemicals (India) Ltd                            Pune                                       95.85
Akzo Nobel Coatings India Private Ltd                       Bangalore                                 100.00
Akzo Nobel Non-Stick Coatings Ltd                           Amhedabad                                  99.90
Intervet India Pvt. Ltd                                     Hyderabad                                 100.00
Organon (India) Ltd                                         Kolkata                                    97.38

Indonesia
PT Akzo Nobel Car RefinishesIndonesia                       Jakarta                                   100.00
PT Akzo Nobel Dekorina                                      Jakarta                                    65.00
PT Akzo Nobel Raung Resins                                  Surabaya                                   80.00
PT Akzo Nobel Satindo                                       Jakarta                                   100.00


                                                                               9

              LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
              ----------------------------------------------------

PT Casco Persada Indonesia                                  Jakarta                                   100.00
PT Eka Chemicals Indonesia                                  Surabaya                                  100.00
PT Eka Kimia Inti Abadi                                     Jawa Timur                                100.00
PT International Coatings                                   Bekasi                                    100.00
PT Intervet Indonesia                                       Jakarta                                   100.00
PT Organon Indonesia                                        Jakarta                                    99.67

Ireland
**Akzo Nobel Car Refinishes (Ireland) Ltd                   Dublin                                    100.00
**Akzo Nobel Decorative Coatings Ireland Ltd                Dublin                                    100.00
**Intervet  (Ireland) Limited                               Dublin                                    100.00
**Nourypharma Ltd                                           Dublin                                    100.00
**Organon Ireland Ltd                                       Dublin                                    100.00
**Organon Teknika Ltd (Rep Ireland)                         Dublin                                    100.00

Italy
A.B.S. Italia S.r.l.                                        Milano                                    100.00
Akcros Chemicals Italia Srl                                 Milano                                    100.00
Akzo Nobel Chemicals SPA (Italy)                            Milano                                    100.00
Akzo Nobel Coatings S.P.A.                                  Cesano Boscone (MI)                       100.00
Akzo Nobel Nippon Paint Srl                                 Fombio                                     75.00
Akzo Nobel Wood Coatings Srl                                Milano                                    100.00
Autolakken S.R.L                                            Monza (Mi)                                100.00
Compagnia Italiana Ricerca e Sviluppo Spa (CIRS)            Padova                                    100.00
Farmaceutici Gellini SRL                                    Milano                                    100.00
Gellini International SRL                                   Milano                                    100.00
International Paint Italia SPA                              Genova                                    100.00
Intervet (Italia) S.R.L.                                    Milano                                    100.00
Nuova ICC SRL                                               Milano                                    100.00
Organon Italia S.P.A.                                       Rome                                      100.00
Therimas S.R.L.                                             Rome                                      100.00

Japan
Akzo Nobel Coatings K.K.                                    Osaka                                     100.00
Akzo Nobel K.K.                                             Tokyo                                     100.00
Akzo Nobel Kashima K.K.                                     Tokyo                                     100.00
Intervet K.K.                                               Tokyo                                     100.00
Nippon Organon K.K.                                         Osaka                                     100.00
Nissan Eka Chemicals Co. Ltd                                Tokyo                                      80.00

Kenya
Intervet East Africa Limited                                Nairobi                                   100.00

Korea (South)
Akzo Nobel Amides Co. Ltd                                   Kyungju                                   100.00
Akzo Nobel Car Refinishes Korea Co. Ltd.                    Seoul                                     100.00
Akzo Nobel Ltd (Korea)                                      Seoul                                     100.00
Eka Chemicals Korea Co. Ltd                                 Seoul                                     100.00
International Paint (Korea) Ltd                             Ansan                                      60.00
International Paint (Research) Ltd                          Geoje City                                100.00
Interpon Powder Coatings Limited                            Ansan                                     100.00
Intervet Korea Ltd.                                         Seoul                                     100.00
LG Lucoat Powder Coatings Limited                           Seoul                                      71.80
Organon Korea Ltd                                           Seoul                                     100.00


10

              LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
              ----------------------------------------------------

Latvia
LA Sadolin SIA                                              Riga                                       90.00

Lebanon
Organon Middle East S.A.L. (Lebanon)                        Beyrouth                                   97.00

Lithuania
LI Sadolin                                                  Vilnius                                    90.00

Luxemburg
Compagnie de Reassurance Akzo Nobel S.A.                    Luxemburg                                 100.00

Malaysia
Akzo Nobel  (Malaysia) Sdn Bhd                              Kuala Lumpur                              100.00
Akzo Nobel Car Refinishes (Malaysia) Sdn Bhd                Selangor                                  100.00
Akzo Nobel Coatings Sdn Bhd                                 Selangor                                  100.00
Akzo Nobel Industrial Coatings Sdn Bhd                      Petaling Jaya                             100.00
Akzo Nobel Industries Sdn Bhd                               Selangor                                   65.00
Akzo Nobel Oleochemicals Sdn.Bhd.                           Selangor                                   65.00
Casco Adhesives Sdn Bhd                                     Selangor                                  100.00
International Coatings Sdn Bhd                              Johor                                      70.00
Intervet (M) Sdn Bhd                                        Selangor                                  100.00
Organon (Malaysia) Sdn. Bhd.                                Kuala Lumpur                              100.00
Organon Research Malaysia Sdn.Bhd.                          Kuala Lumpur                              100.00
Synthese (Malaysia) Sdn. Bhd.                               Melaka                                     62.00

Mexico
Akzo Nobel Chemicals S.A. de C.V.                           Mexico DF                                 100.00
Akzo Nobel Comex S.A. de C.V.                               Mexico City                                55.00
Akzo Nobel Inda S.A. de C.V.                                Monterrrey                                 50.00
Akzo Nobel Industrial Coatings Mexico SA de CV              Mexico City                               100.00
Anco Servicios Profesionales S.A. de C.V.                   Mexico City                                55.00
Compania Mexicana de Pinturas International SA De CV        Mexico City                               100.00
Intervet Mexico S.A. de C.V.                                Santiago Tianguistenco                    100.00
Interveterinaria SA de CV                                   Santiago Tianguistenco Estado de Mexico    99.70
Organon Mexicana S.A. de C.V.                               Mexico DF                                 100.00
Organon Sanofi-Synthelabo Mexico, S.A. de C.V.              Mexico                                     50.00
Pinturas Condor S.A. de C.V. Mexico                         Mexico                                    100.00
Quimica Esteroidal S.A. de C.V.                             San Juan de Ixhuatep                      100.00
Robena S.A.                                                 Mexico City                               100.00

Morocco
Akzo Nobel Coatings S.A. (Morocco)                          Casablanca                                 73.70
Intervet Maroc                                              Casablanca                                 99.99
Organon Maroc S.a.R.L.                                      Casablanca                                100.00
Sadvel SA                                                   Casablanca                                 70.67

Myanmar
Myanmar Organon Ltd                                         Yangon                                    100.00

Neth. Antilles
Akzo Nobel (Netherlands Antilles) NV                        Bonaire                                   100.00
Akzo Nobel International Finance NV                         Curacao                                   100.00


                                                                              11

              LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
              ----------------------------------------------------

 Netherlands
*Akcros Chemicals B.V.                                      Amersfoort                                100.00
*Akzo Nobel (C) Holdings B.V.                               Woerden                                   100.00
*Akzo Nobel Aerospace Coatings B.V.                         Sassenheim                                100.00
 Akzo Nobel Assurantie N.V.                                 Arnhem                                    100.00
*Akzo Nobel Base Chemicals B.V.                             Amersfoort                                100.00
*Akzo Nobel Car Refinishes B.V.                             Sassenheim                                100.00
*Akzo Nobel Catalysts B.V.                                  Amersfoort                                100.00
 Akzo Nobel Center Energie B.V.                             Arnhem                                    100.00
*Akzo Nobel Central Purchasing B.V.                         Arnhem                                    100.00
*Akzo Nobel Central Research B.V.                           Arnhem                                    100.00
*Akzo Nobel Chemicals B.V.                                  Amersfoort                                100.00
*Akzo Nobel Chemicals International B.V.                    Amersfoort                                100.00
*Akzo Nobel China B.V.                                      Arnhem                                    100.00
*Akzo Nobel China Beheer B.V.                               Arnhem                                    100.00
*Akzo Nobel China Trade B.V.                                Arnhem                                    100.00
*Akzo Nobel Coatings B.V.                                   Sassenheim                                100.00
*Akzo Nobel Coatings International B.V.                     Arnhem                                    100.00
*Akzo Nobel Coatings Research B.V.                          Arnhem                                    100.00
*Akzo Nobel Decorative Coatings B.V.                        Sassenheim                                100.00
*Akzo Nobel Decorative Coatings Turkey B.V.                 Arnhem                                    100.00
*Akzo Nobel Duitsland B.V.                                  Arnhem                                    100.00
 Akzo Nobel Energie Hengelo B.V.                            Hengelo                                   100.00
*Akzo Nobel Energy B.V.                                     Amersfoort                                100.00
*Akzo Nobel Engineering B.V.                                Arnhem                                    100.00
*Akzo Nobel Finance B.V.                                    Arnhem                                    100.00
*Akzo Nobel Functional Chemicals B.V.                       Amersfoort                                100.00
*Akzo Nobel Holding Duitsland B.V.                          Arnhem                                    100.00
*Akzo Nobel Industrial Coatings B.V.                        Sassenheim                                100.00
*Akzo Nobel Industrial Products Colombia B.V.               Arnhem                                    100.00
*Akzo Nobel Ink & Adhesive Resins B.V.                      Maastricht                                100.00
*Akzo Nobel Insurances B.V.                                 Arnhem                                    100.00
*Akzo Nobel Management B.V.                                 Arnhem                                    100.00
*Akzo Nobel Mpp Systems B.V.                                Arnhem                                    100.00
*Akzo Nobel Nederland B.V.                                  Arnhem                                    100.00
 Akzo Nobel Nippon Paint Holding B.V.                       Arnhem                                     75.00
*Akzo Nobel Pharma B.V.                                     Oss                                       100.00
*Akzo Nobel Pharma International B.V.                       Oss                                       100.00
*Akzo Nobel Pharma Ventures B.V.                            Arnhem                                    100.00
*Akzo Nobel Polymer Chemicals B.V.                          Amersfoort                                100.00
*Akzo Nobel Powder Coatings Holding B.V.                    Arnhem                                    100.00
 Akzo Nobel Representative Offices B.V.                     Arnhem                                    100.00
*Akzo Nobel Research B.V.                                   Arnhem                                    100.00
*Akzo Nobel Resins B.V.                                     Bergen op Zoom                            100.00
*Akzo Nobel Risk Management B.V.                            Arnhem                                    100.00
*Akzo Nobel Salt B.V.                                       Amersfoort                                100.00
*Akzo Nobel Sino Chemicals B.V.                             Arnhem                                    100.00
*Akzo Nobel Sino Coatings B.V.                              Sassenheim                                100.00
*Akzo Nobel Surface Chemistry B.V.                          Amersfoort                                100.00
*Akzo Systems B.V.                                          Arnhem                                    100.00
*B.V. voorheen H. Addens Jr                                 Winschoten                                100.00
*Bijholt Group B.V.                                         Groningen                                 100.00
*Carelaa B.V.                                               Arnhem                                    100.00
*Casco B.V.                                                 's-Hertogenbosch                          100.00
*Cosmas B.V.                                                Oss                                       100.00


12

              LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
              ----------------------------------------------------

*Degewop B.V.                                               Arnhem                                    100.00
*Diosynth B.V.                                              Oss                                       100.00
*Diosynth Holding B.V.                                      Arnhem                                    100.00
*Diosynth International B.V.                                Oss                                       100.00
*EKA Chemicals Chile B.V.                                   Arnhem                                    100.00
*Farmaas B.V.                                               Oss                                       100.00
*Fibdis I B.V.                                              Ede                                       100.00
*Fibdis II B.V.                                             Arnhem                                    100.00
*Fibdis III B.V.                                            Arnhem                                    100.00
*Fibdis Nederland B.V.                                      Arnhem                                    100.00
 Fonda B.V.                                                 Arnhem                                     50.00
*Handelmaatschappij Buya B.V.                               Arnhem                                    100.00
*Hermalinde B.V.                                            Arnhem                                    100.00
*Hollander's Verfhandel B.V.                                Zwolle                                    100.00
*Horus B.V.                                                 Oss                                       100.00
*International Paint (Nederland) B.V.                       Rhoon                                     100.00
*Intervet China B.V.                                        Arnhem                                    100.00
*Intervet Holding B.V.                                      Arnhem                                    100.00
*Intervet International B.V.                                Boxmeer                                   100.00
*Intervet Nederland B.V.                                    Boxmeer                                   100.00
*J.L.H. Smits & Co Verffabrieken B.V.                       Wapenveld                                 100.00
*Kloek Zout B.V.                                            Dordrecht                                 100.00
*Laboratoria Nobilis B.V.                                   Boxmeer                                   100.00
*Levis B.V.                                                 Waalwijk                                  100.00
*Makraba B.V.                                               Arnhem                                    100.00
 Mcn Holding B.V.                                           Delfzijl                                  100.00
*Mycofarm Nederland B.V.                                    De Bilt                                   100.00
*N.V. Organon                                               Oss                                       100.00
*Nobel Industries Holding B.V.                              Arnhem                                    100.00
*Nobel Industries Nederland B.V.                            Weesp                                     100.00
*Nobilas International B.V.                                 Arnhem                                    100.00
*Nobilon International B.V.                                 Boxmeer                                   100.00
*Nourypharma Nederland B.V.                                 Oss                                       100.00
*Orgachemia B.V.                                            Boxtel                                    100.00
*Organon Agencies B.V.                                      Oss                                       100.00
*Organon China B.V.                                         Arnhem                                    100.00
*Organon Europe B.V.                                        Oss                                       100.00
*Organon Holding B.V.                                       Oss                                       100.00
*Organon Nederland B.V.                                     Oss                                       100.00
*Organon Participations B.V.                                Oss                                       100.00
*Organon Teknika Holding B.V.                               Arnhem                                    100.00
*Panter B.V.                                                Hoofddorp                                 100.00
*Poviet Producten B.V.                                      Amsterdam                                 100.00
*Remmert Holland B.V.                                       Hoofddorp                                 100.00
*Ribaja B.V.                                                Hengelo (Ov)                              100.00
*Sikkens Verkoop B.V.                                       Sassenheim                                100.00
*Syncoflex B.V.                                             Arnhem                                    100.00
*Theriak B.V.                                               Oss                                       100.00
*Van Blommestein Powalky B.V.                               Arnhem                                    100.00
*Verenigde Chemische Fabrieken B.V.                         Oss                                       100.00
*Verfhandel Roozendaal B.V.                                 Den Haag                                  100.00
*Verfhof B.V.                                               Arnhem                                    100.00
*Vetrex B.V.                                                Oss                                       100.00
*Vlintex B.V.                                               Arnhem                                    100.00
 Wemca Milieubeheer B.V.                                    Arnhem                                    100.00


                                                                              13

              LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
              ----------------------------------------------------

*Zoopharm B.V.                                              De Bilt                                   100.00

New Zealand
Akzo Nobel Coatings Ltd                                     Avondale                                  100.00
Eka Chemicals (N.Z.) Ltd.                                   Mount Maunganui                           100.00
Intervet Limited (New Zealand)                              Auckland                                  100.00

Norway
Akzo Nobel Car Refinishes AS                                Kolbotn                                   100.00
Akzo Nobel Chemicals AS (Norway)                            Oslo                                      100.00
Akzo Nobel Dekorativ AS (Norway)                            Kolbotn                                   100.00
Akzo Nobel Industrial Coatings AS (Norway)                  Kolbotn                                   100.00
Akzo Nobel Surface Chemistry A/S                            Fredrikstad                               100.00
Eka Chemicals Norge A/S                                     Skarer                                    100.00
Eka Chemicals Rana A/S                                      Mo i Rana                                 100.00
Eka Chemicals Rjukan A/S                                    Rjukan                                    100.00
International Maling A/S                                    Bergen                                    100.00
Intervet Norbio A.S.                                        Bergen                                    100.00
Intervet Norge AS                                           Oslo                                      100.00
Organon A/S (Norway)                                        Asker                                     100.00
Thors Kemiske Fabrikker A/S                                 Skarer                                    100.00

Pakistan
Organon Pakistan (Private) Ltd                              Karachi                                    99.90

Panama
International Paint (Panama) Inc.                           Mercantil                                 100.00

Papua New Guinea
Akzo Nobel Limited                                          Geheru                                    100.00

Paraguay
Intervet Paraguay SA                                        Asuncion                                  100.00

Peru
Intervet SA                                                 Lima                                      100.00

Philippines
Akzo Nobel Car Refinishes Philippines Inc.                  Makati City                               100.00
Intervet Phillipines Inc                                    Mandaluyong                               100.00
Organon (Philippines) Inc.                                  Manila                                     99.99

Poland
Akzo Nobel Car Refinishes (Polska) Sp. Z o.o.               Wloclawek                                 100.00
Akzo Nobel Chemicals Representation & Services Sp.Z o.o.    Warsaw                                    100.00
Akzo Nobel Decorative Coatings Sp. Z o.o.                   Wloclawek                                 100.00
Akzo Nobel Industrial Coatings Sp. Z o.o.                   Wloclawek                                 100.00
International Coatings Sp. Z o.o.                           Gdynia                                    100.00
Intervet Sp. z o.o.                                         Warsaw                                    100.00
Nobiles, Kujawska Fabryka Farb i Lakierow Sp. z o.o.        Wloclawek                                 100.00
Organon Polska Sp. z o.o.                                   Warsaw                                    100.00

Portugal
Akzo Nobel Resinas  Lda                                     Santo Varao                               100.00
Akzo Nobel Tintas para Automoveis Lda                       Carregado                                 100.00


14

              LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
              ----------------------------------------------------

Eka Chemicals Portugal Lda                                  Parede                                    100.00
Hacifar Portuguesa (Produtos Quimicos E Farmaceuticos) Lta  Lisbon                                    100.00
International Paint Iberia Ltda                             Setubal                                    68.34
Intervet Portugal - Saude Animal, Lda                       Cascais                                   100.00
Nourifarma - Produtos Quimicos e Farmaceuticos Lda          Lisbon                                    100.00
Organon Portuguesa Produtos Quimicos E Farmaceuticos Ltda   Lisbon                                    100.00

Rumania
Intervet Nutrition SrL (in liquidation)                     Bucharest                                  99.90
Intervet Romania SRL                                        Bucharest                                 100.00

Russian Federation
A.O. Ankorit                                                Moscow                                     51.00
Akzo Nobel Car Refinishes OOO                               Moscow                                    100.00
Akzo Nobel Trading and Distribution Company Ltd             Moscow                                    100.00
Intervet OOO                                                Moscow                                    100.00
Marshall Paint Rus                                          Moscow                                    100.00
RU Sadolin                                                  Moscow                                    100.00
Zao Akzo Nobel Dekor (Russia)                               Moscow                                    100.00
Zao Organon A/O                                             Moscow                                    100.00
Zao Sadolin                                                 St Petersburg                             100.00
Zao Sadolin-Nizhny Novgorod                                 Nizhny Novgorod                           100.00

Singapore
Akcros Chemicals (Asia Pacific) Pte Ltd                     Singapore                                 100.00
Akzo Nobel Car Refinishes (Singapore)  Pte Ltd              Singapore                                 100.00
Akzo Nobel Chemicals Pte Ltd                                Singapore                                 100.00
Akzo Nobel Coatings (Asia Pacific) Pte Ltd                  Singapore                                 100.00
Akzo Nobel Coatings Pte Ltd                                 Singapore                                 100.00
Akzo Nobel Cross-Linking Peroxides Pte. Ltd.                Singapore                                  95.50
Akzo Nobel South East Asia Pte Ltd.                         Singapore                                 100.00
Akzo Nobel Surface Chemistry Pte. Ltd.                      Singapore                                 100.00
Casco Adhesives (Asia) Pte Ltd                              Singapore                                 100.00
International Coatings (Pte) Ltd                            Singapore                                 100.00
Intervet (Taiwan) Pte Ltd                                   Singapore                                 100.00
Intervet Norbio Singapore Pte Ltd                           Singapore                                 100.00

Slovak Republic
Organon Slovakia S.R.O.                                     Levice                                    100.00

South Africa
Eka Chemicals (Pty) Ltd                                     Durban                                    100.00
International Paint (Pty) Ltd                               Groterg                                    51.00
Intervet (Pty) Ltd                                          Johannesburg                              100.00
Intervet South Africa (Pty) Limited                         Johannesburg                              100.00
PJA (South Africa) (Pty) Ltd                                Alberton                                  100.00

Spain
Akzo Nobel Car Refinishes SL                                Barcelona                                 100.00
Akzo Nobel Chemicals SA (Spain)                             Barcelona                                 100.00
Akzo Nobel Coatings S.A.                                    Barcelona                                 100.00
Akzo Nobel Distribucion, S.L.                               Barcelona                                 100.00
Akzo Nobel Industrial Paints SL                             Barcelona                                 100.00
Akzo Nobel Nippon Paint Espania SA                          Badalona                                   75.00
Eka Chemicals Iberica SA                                    Barcelona                                 100.00


                                                                              15

              LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
              ----------------------------------------------------

Herpu Carrocerias S.A. (Spain)                              Barcelona                                 100.00
Laboratorios Intervet S.A.                                  Salamanca                                 100.00
Organon Espanola S.A.                                       Cornella de Llobregat                     100.00

Sweden
Akzo Nobel Base Chemicals AB                                Skoghall                                  100.00
Akzo Nobel Car Refinishes AB                                Tyresoe                                   100.00
Akzo Nobel Chemicals Holding AB                             Nacka                                     100.00
Akzo Nobel Coatings AB                                      Gotenburg                                 100.00
Akzo Nobel Coatings Holding AB                              Stockholm                                 100.00
Akzo Nobel Deco International AB                            Nacka                                     100.00
Akzo Nobel Decorative Coatings AB                           Malmo                                     100.00
Akzo Nobel Functional Chemicals AB                          Stenungsund                               100.00
Akzo Nobel Industrial Coatings AB                           Malmo                                     100.00
Akzo Nobel International AB                                 Stockholm                                 100.00
Akzo Nobel Nippon Paint AB                                  Angered                                    75.00
Akzo Nobel Production AB                                    Nacka                                      75.00
Akzo Nobel Rexolin AB                                       Goteborg                                  100.00
Akzo Nobel Salt AB                                          Goteborg                                  100.00
Akzo Nobel Surface Chemistry AB                             Stenungsund                               100.00
Akzo Nobel Surface Chemistry Holding AB                     Stenungsund                               100.00
Aqvarinse AB                                                Bohus                                     100.00
Casco Products AB                                           Stockholm                                 100.00
Cellchem AB                                                 Stockholm                                 100.00
Chemtronics AB                                              Bohus                                     100.00
Eka Chemicals AB                                            Bohus                                     100.00
Eka Chemicals China AB                                      Bohus                                     100.00
Ekoflock AB                                                 Vetlanda                                  100.00
Faerg AB Danab                                              Malmo                                     100.00
Fastighets AB Stockvik                                      Sundsvall                                 100.00
Fribo Fastigheter AB                                        Vetlanda                                  100.00
IMI-Pharma AB                                               Goteborg                                  100.00
International Farg AB                                       Goteborg                                  100.00
Intervet AB                                                 Stockholm                                 100.00
Kartongen Kemi och Forvaltning AB                           Stockholm                                 100.00
KB Halstenen 2                                              Stockholm                                 100.00
Kema Nord AB                                                Stockholm                                 100.00
Kemanord Kraft AB                                           Stockholm                                 100.00
Kemi-Intressen AB                                           Solna                                     100.00
Nordsjo Butiker AB                                          Malmo                                     100.00
Organon AB                                                  Goteborg                                  100.00
Permascand AB                                               Ljungaverk                                100.00
Titan Service Center i Ljungaverk AB                        Ljungaverk                                100.00
VEUS AB                                                     Nacka                                     100.00

Switzerland
Akzo Nobel Coatings AG                                      Luzern                                     97.00
Colorfina S.A.                                              Basel                                     100.00
Crina Centre de Recherches International De Nutrition S.A.  Gland                                      97.00
Dr. Bommeli AG                                              Koniz                                     100.00
Multilan AG                                                 Pfaffikon                                  99.89
Organon AG                                                  Pfaffikon                                  99.00
Sinova AG                                                   Pfaffikon                                  72.00
Veterinaria AG                                              Zurich                                    100.00


16

              LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
              ----------------------------------------------------

Taiwan
Akzo Nobel Chang Cheng (Taiwan)  Ltd                        Taipei                                     50.00
Eka Chemicals (Taiwan) Co., Ltd                             Taipei                                    100.00
Hoechst Roussel Vet Co. Ltd (in liquidation)                Taipei                                     99.92
International Paint (Taiwan) Ltd                            Kaoshiung                                 100.00
Organon Taiwan Ltd.                                         Taipei                                    100.00

Thailand
Akzo Nobel Coatings Ltd                                     Nakornpathom                               95.06
Casco Adhesives Co Ltd (Thailand)                           Patumthani                                 99.97
Eka Chemicals (Thailand)  Ltd                               Bangkok                                    73.98
Intervet (Thailand) Ltd                                     Bangkok                                   100.00
Organon (Thailand) Ltd                                      Bangkok                                    99.98

Tunisia
Soc. Tunisienne de Peintures Astral S.A.                    Megrine Tunis                              60.00

Turkey
Akzo Nobel Boya Sanayi ve Ticaret A.S.                      Izmir                                      75.00
Akzo Nobel Kemipol A.S.                                     Izmir                                      51.00
International Coatings Pazarlama  Limited Sirketi           Istanbul                                  100.00
Intervet Veteriner Ilaclai Pazarlama ve Ticaret Ltd. SirketiIstanbul                                  100.00
Kapboy Kaplama Insaat Sanayi ve Ticaret AS                  Gebze                                      79.59
Kempa Boya Ve Sinai Maddeler Pazarlama Ve Ticaret A.S.      Izmir                                      50.59
Marshall Boya Ve Vernik Sanayii AS                          Gebze                                      83.78
Organon Ilaclari A.S.                                       Istanbul                                  100.00
Tekyar Teknik Yardim S.A.                                   Dilovasi                                  100.00

U.S.A.
Akcros Chemicals America                                    New Jersey                                100.00
Akzo Nobel Aerospace Coatings Inc.                          South Carolina                            100.00
Akzo Nobel Asphalt Applications Inc.                        Texas                                     100.00
Akzo Nobel Catalysts L.L.C.                                 Wilmington                                100.00
Akzo Nobel Cellulosic Specialties Inc.                      Delaware                                  100.00
Akzo Nobel Chemicals Inc.                                   Wilmington                                100.00
Akzo Nobel Coatings Inc.                                    Delaware                                  100.00
Akzo Nobel Defense Products Inc.                            Wilmington                                100.00
Akzo Nobel Finance United States Holdings LLC               Wilmington                                100.00
Akzo Nobel Finance United States Inc                        Wilmington                                100.00
Akzo Nobel Functional Chemicals L.L.C.                      Wilmington                                100.00
Akzo Nobel Inc.                                             Delaware                                  100.00
Akzo Nobel Inks Corp.                                       Delaware                                  100.00
Akzo Nobel New Jersey Holdings Inc.                         Delaware                                  100.00
Akzo Nobel Non-Stick Coatings Llc                           Des Plains                                100.00
Akzo Nobel Polymer Chemicals L.L.C.                         Wilmington                                100.00
Akzo Nobel Properties Inc.                                  Wilmington                                100.00
Akzo Nobel Salt America Inc                                 Delaware                                  100.00
Akzo Nobel Services Inc.                                    Delaware                                  100.00
Akzo Nobel Surface Chemistry L.L.C.                         Wilmington                                100.00
Diosynth Inc.                                               Delaware                                  100.00
Diosynth RTP Inc.                                           Cary                                      100.00
Eka Chemicals Inc.                                          Wilmington                                100.00
Expancel Inc.                                               Delaware                                  100.00
Filtrol Corporation                                         Delaware                                  100.00
International Paint Inc.                                    Kentucky                                  100.00


                                                                              17

              LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
              ----------------------------------------------------

Intervet Inc.                                               Delaware                                  100.00
Organon International Inc.                                  Wilmington                                100.00
Organon Pharmaceuticals USA Inc.                            Wilmington                                100.00
Organon Sanofi-Synthelabo LLC                               Wilmington                                 50.00
Organon Teknika Corporation                                 Delaware                                  100.00
Organon USA Inc.                                            New Jersey                                100.00
Vetstream Inc.                                              Delaware                                  100.00

Ukraine
Akzo Nobel Decorative Coatings (Ukraine) TzOV               Kiev                                      100.00

United Arab Emirates
Akzo Nobel Car Refinishes Middle East FZE                   Dubai                                     100.00

United Kingdom
Akcros Chemicals Ltd                                        London                                    100.00
Akzo Nobel (O) Limited                                      London                                    100.00
Akzo Nobel Aerospace Coatings Ltd                           Leicester                                 100.00
Akzo Nobel Chemicals Holdings Ltd                           London                                    100.00
Akzo Nobel Chemicals Limited                                London                                    100.00
Akzo Nobel Coatings (BLD) Limited                           London                                    100.00
Akzo Nobel Coatings Ltd                                     Abingdon                                  100.00
Akzo Nobel Decorative Coatings Ltd (UK)                     Darwen                                    100.00
Akzo Nobel Holdings Ltd                                     London                                    100.00
Akzo Nobel Industrial Coatings Ltd (UK)                     Darwen                                    100.00
Akzo Nobel Investments Finance Limited                      London                                    100.00
Akzo Nobel Investments Ltd                                  London                                    100.00
Akzo Nobel Limited                                          London                                    100.00
Akzo Nobel Nippon Paint Ltd                                 London                                     75.00
Akzo Nobel Powder Coatings Ltd. (UK)                        Darwen                                    100.00
Akzo Nobel Properties Ltd                                   Darwen                                    100.00
Akzo Nobel Services Limited                                 London                                    100.00
Akzo Nobel Surface Chemistry Ltd.                           St. Albans                                100.00
Akzo Nobel UK Ltd                                           London                                    100.00
Crina (UK) Ltd                                              St Albans                                 100.00
Crown Berger Ltd                                            Darwen                                    100.00
Diosynth Ltd                                                Cambridge                                 100.00
Eighteen Hanover Square Limited                             London                                    100.00
Eka Chemicals (AC) Ltd                                      Somerset                                  100.00
Eka Chemicals Ltd                                           Weston Super Mare                         100.00
Fitbranch Limited                                           London                                    100.00
International Coatings Limited                              London                                    100.00
International Paints (Exports) Limited                      London                                    100.00
International Paints (Holdings) Limited                     London                                    100.00
Intervet UK Ltd                                             Milton Keynes                             100.00
Intervet UK Production Ltd                                  Milton Keynes                             100.00
Launchexport Limited                                        London                                    100.00
Ned-Int Holdings Ltd                                        London                                    100.00
Nourypharma Ltd                                             Cambridge                                 100.00
O.H. Secretariat Limited                                    London                                    100.00
Organon Laboratories Ltd                                    Cambridge                                 100.00
Poultry Biologicals Ltd                                     Milton Keynes                             100.00
Resinous Chemicals Ltd                                      Tyne and Wear                             100.00
Vetstream Ltd                                               Cambridge                                 100.00


18

              LIST OF CONSOLIDATED LEGAL ENTITIES AND CORPORATIONS
              ----------------------------------------------------

Uruguay
Intervet Uruguay SA                                         Montevideo                                100.00
Organon Latin America S.A.                                  Montevideo                                100.00

Venezuela
Eka Chemicals de Venezuela C.A.                             Caracas                                   100.00
Intervet Venezolana SA                                      Maracay                                   100.00
Organon Venezolana S.A.                                     Caracas                                   100.00

Vietnam
Akzo Nobel Chang Cheng (Vietnam) Ltd                        Dong Nai                                   50.00
Akzo Nobel Coatings Vietnam Limited                         Ho Chi Minh City                          100.00


                                                                              19

        LIST OF NONCONSOLIDATED LEGAL ENTITIES AND CORPORATIONS PRESENTED
        -----------------------------------------------------------------
      IN CONFORMITY WITH SECTION 379, BOOK 2 OF THE NETHERLANDS CIVIL CODE
      --------------------------------------------------------------------

Belgium
Flexsys Coordination Centre N.V.                            St. Stevens Woluwe                         50.00
Flexsys NV                                                  St. Stevens Woluwe                         50.00
Zoutbedrijf van Damme N.V.                                  Kalken                                     28.86

Brazil
Fabrica Carioca de Catalisadores SA                         Santa Cruz                                 50.00
Flexsys Industria E Comercio Ltda                           Sao Paolo                                  50.00

China
Hangzhou Sino-French Chemical Company Limited               Hangzhou                                   25.00

Denmark
Maricogen Komplementarselskab Aps                           Mariager                                   50.00
Maricogen P/S                                               Mariager                                   50.00

Egypt
South Egypt Drug Industries Co. (Sedico)                    Giza                                       22.24

Finland
Eka Polymer Latex Oy                                        Oulu                                       50.00

France
Eurecat SA                                                  La Voulte sur Rhone                        50.00
Flexsys Sarl                                                Sete                                       50.00
Petroval S.A.                                               Les 3 Pierres                              30.00

Germany
Akzo-PQ Silica Verwaltungs-GmbH i.L.                        Duren                                      50.00
Flexsys Distribution GmbH                                   Nienburg/Weser                             50.00
Flexsys Verkauf GmbH                                        Nienburg/Weser                             49.94
Flexsys Verwaltungs und Beteiligungs GmbH                   Nienburg/Weser                             50.00
Industriepark Nienburg GmbH                                 Nienburg/Weser                             50.00

Greece
Perla Greek Salt Commercial Industrial L.L.C.               Piraeus                                    50.00

Hungary
Budafestek-Karolina Ltd                                     Budapest                                   34.00

Italy
Eco-Rigen Srl                                               Gela                                       35.00
Flexsys S.P.A.                                              Milano                                     50.00
Rigel Srl                                                   Milan                                      50.00

Japan
Denak K.K.                                                  Tokyo                                      50.00
Flexsys K.K.                                                Tokyo                                      50.00
Kayaku Akzo Corporation Ltd                                 Tokyo                                      50.00
Ketjen Black International Company Ltd                      Tokyo                                      33.30


20

        LIST OF NONCONSOLIDATED LEGAL ENTITIES AND CORPORATIONS PRESENTED
        -----------------------------------------------------------------
      IN CONFORMITY WITH SECTION 379, BOOK 2 OF THE NETHERLANDS CIVIL CODE
      --------------------------------------------------------------------

Lion Akzo Company Ltd                                       Tokyo                                      50.00
Nippon Ketjen Company Ltd                                   Tokyo                                      50.00

Kuwait
International Warba Coatings WLL                            Kuwait                                     49.00

Malaysia
Flexsys Asia Pacific Sdn Bhd                                Selangor Darul Ehsan                       50.00
Flexsys Chemicals (M) Sdn Bhd                               Selangor                                   50.00

Netherlands
Acordis B.V.                                                Arnhem                                     19.41
Corval B.V.                                                 Sittard                                    32.00
Delamine B.V.                                               Delfzijl                                   50.00
Delesto B.V.                                                Delfzijl                                   50.00
EasySwim B.V.                                               Nunspeet                                   25.00
Eijkelkamp Beheer B.V.                                      Goor                                       24.00
Flexsys B.V.                                                Deventer                                   50.00
Flexsys Holding B.V.                                        Deventer                                   50.00
G. Kox en Zoon B.V.                                         Wormerveer                                 19.35
Glas- en Verfindustrie H.H. Eijkelkamp B.V.                 Goor                                       24.00
Jacq. Eyck Verf B.V.                                        Heerlen                                    32.00
Kemax B.V.                                                  Delfzijl                                   50.00
Methaholding V.O.F.                                         Haren                                      50.00
Methanor V.O.F.                                             Amersfoort                                 30.00
Nederlandse Verfhandel (Neveha) B.V.                        Breda                                      60.00
Paint'r B.V.                                                Sittard                                    32.00
Salinco V.O.F.                                              Hengelo                                    50.00
Servant International Trading B.V.                          Breda                                      52.84
Solar Dew B.V.                                              Breda                                      40.00
Warmte/Kracht Centrale Akzo Nobel Center V.O.F.             Arnhem                                     50.00

Saudi Arabia
International Paint Saudi Arabia Ltd                        Dammam                                     49.00

Singapore
Flexsys Pte Ltd                                             Singapore                                  50.00

Spain
Flexsys Rubber Chemicals Srl                                Barcelona                                  50.00

Sweden
Etenforsorning Stenungsund AB                               Stenungsund                                20.00
Gansca Deponi AB                                            Sundsvall                                  33.33
Pemectra Laser AB                                                                                      33.01
Permascand Laser AB                                         Trollhatan                                 33.01
Roma Ethanolproduktion AB                                   Stockholm                                  50.00
Svensk Etanolkemi AB                                        Ornskoldsvik                               50.00


                                                                              21

        LIST OF NONCONSOLIDATED LEGAL ENTITIES AND CORPORATIONS PRESENTED
        -----------------------------------------------------------------
      IN CONFORMITY WITH SECTION 379, BOOK 2 OF THE NETHERLANDS CIVIL CODE
      --------------------------------------------------------------------

Switzerland
Flexsys AG                                                  Zug                                        49.87

Thailand
Akzo Nobel Coatings Trading Ltd                             Nakornpathom                               46.96
Siam Paper Chemicals Ltd.                                   Bangkok                                    48.99
Synthese (Thailand) Co Ltd                                  Bangkok                                    41.82

Turkey
Dyo Printing Inks A.S.                                      Izmir                                      43.50
Enfalt Emulsiyon Ve Asfalt Tesisleris AS                    Ankara                                     40.00

U.S.A.
Collision Repair Business Management Services Llc           Delaware                                   49.00
Eurecat U.S. Inc.                                           New Jersey                                 57.50
Flexsys America Co.                                         Akron                                      50.00
Flexsys America Lp                                          Akron                                      50.00

United Arab Emirates
International Paint (Gulf) Llc                              Dubai                                      49.00

United Kingdom
Flexsys Rubber Chemicals Ltd                                Gillingham                                 50.00
Reebor Ltd                                                  Darwen                                     50.00
The Particol Partnership                                    Weston super Mare                          50.00
